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                                                                Exhibit 10e(i)
                                                                --------------

                                AMENDMENT NO. 3

                                      TO

                             SEPARATION AGREEMENT


     THIS AMENDMENT NO. 3, is between PACIFIC TELESIS GROUP ("Telesis") and AIRTOUCH COMMUNICATIONS ("AirTouch") and is effective as of April 1, 1994.

     WHEREAS, there is currently in full force and effect between the Parties a Separation Agreement, effective October 7, 1993 (the "Agreement"); and

     WHEREAS, the Parties wish to make certain changes regarding the form of payment of certain amounts payable under the Parties long-term incentive plans described in Appendix A (Employee Benefits Allocation) of the Agreement;

     THEREFORE, the Parties agree that the Agreement is hereby amended as follows:

  1. Section 10.2 of Appendix A is hereby amended by replacing the words "restricted shares" wherever they appear with the words "restricted shares or stock units."

     IN WITNESS WHEREOF, the Parties have caused this Amendment No. 3 to be executed by their duly authorized representatives.



PACIFIC TELESIS GROUP                        AIRTOUCH COMMUNICATIONS

By:  /s/ Phil Quigley                        By:  /s/ Sam Ginn
    -----------------                            -------------
Title: Chairman, President and               Title: Chairman of the Board
     and Chief Executive Officer                    Chief Executive Officer

Date Signed:  July 22, 1994                  Date Signed:  July 21, 1994